LEGAL_US_E # 180614206.5 EXECUTION VERSION SEVENTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT SEVENTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of August 12, 2024, among TUPPERWARE BRANDS CORPORATION, a Delaware corporation (the “Parent Borrower”), TUPPERWARE PRODUCTS AG, a stock corporation (Aktiengesellschaft) organized in and under the laws of Switzerland and registered with the commercial register of the Canton of Lucerne under no. CHE- 106.835.699 (the “Swiss Subsidiary Borrower” and, together with the Parent Borrower, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto (together with the Borrowers, collectively, the “Loan Parties”), and each of the Consenting Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (defined below). W I T N E S S E T H: WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), have entered into that certain Credit Agreement, dated as of November 23, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, that certain Second Amendment to Credit Agreement dated as of December 21, 2022, that certain Third Amendment to Credit Agreement dated as of February 22, 2023, that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, that certain Debt Restructuring Agreement dated as of August 2, 2023, that certain Fifth Amendment to Credit Agreement dated as of October 5, 2023 and that certain Sixth Amendment to Credit Agreement dated as of December 22, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent have entered into that certain Forbearance Agreement, dated as of February 13, 2024 (as amended by that certain Amendment to Forbearance Agreement dated as of June 3, 2024 and that certain Second Amendment to Forbearance Agreement dated as of July 12, 2024, the “Existing Forbearance Agreement” and the Existing Forbearance Agreement, as amended by this Amendment and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Forbearance Agreement”); WHEREAS, contemporaneously with, and subject to, this Amendment, certain of the Loan Parties are entering into the Bridge Credit Agreement (defined below) providing for certain secured bridge term loans (the “Bridge Loans”). The Bridge Loans will be secured by the Specified Inventory Collateral (as defined below); and WHEREAS, in connection with entering into the Bridge Credit Agreement, the Borrowers have requested that the Lenders, and subject to the terms and conditions set forth herein, the Lenders party hereto representing Required Lenders (the “Consenting Lenders”) have agreed to, (i) make certain amendments to the Existing Credit Agreement and the Existing Forbearance Agreement, and (ii) immediately and automatically release the Liens created by the Security Documents on the Specified Inventory Collateral upon the effectiveness of this Amendment, in each case, as more specifically set forth herein. Exhibit 10.2

LEGAL_US_E # 180614206.5 2 NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: SECTION 1. Amendments to Existing Credit Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms: “Bridge Credit Agreement” means that certain Bridge Loan Credit Agreement, dated as of August 12 2024, by and among the Parent Borrower, the Guarantors party thereto from time to time, GLAS USA LLC, as administrative agent, GLAS Americas LLC, as collateral agent, and each lender from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time. “Forbearance Agreement” means that certain Forbearance Agreement, dated as of February 13, 2024, by and among the Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, and the other parties party thereto, as amended by that certain Amendment to Forbearance Agreement dated as of June 3, 2024, that certain Second Amendment to Forbearance Agreement dated as of July 12, 2024, and the Seventh Amendment, and as further amended, restated, supplemented, replaced or otherwise modified from time to time. “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement and Third Amendment to Forbearance Agreement, dated as of August 12, 2024, among the Parent Borrower, the Swiss Subsidiary Borrower, the other Loan Parties party thereto and the Lenders party thereto. “Seventh Amendment Effective Date” means the “Effective Date” under and as defined in the Seventh Amendment. “Specified Defaults” has the meaning ascribed to such term in the Forbearance Agreement. “Specified Inventory Collateral” means the “Collateral” under and as defined in the Bridge Credit Agreement. (b) Section 1.01 of the Existing Credit Agreement is hereby amended to replace “[reserved]” in clause (j) in the definition of “Excluded Assets” set forth in Section 1.01 of the Existing Credit Agreement with “the Specified Inventory Collateral; provided that the Specified Inventory Collateral shall cease to constitute an “Excluded Asset” from and after the date on which all the Obligations (as defined in the Bridge Credit Agreement) have been indefeasibly paid in full in cash and the Lenders under (and as defined in) the Bridge Credit Agreement have no further commitment to lend under the Bridge Credit Agreement”. (c) Section 3.05(b) of the Existing Credit Agreement is hereby deleted in its entirety. (d) Section 3.07 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

LEGAL_US_E # 180614206.5 3 Section 3.07 No Default. Except for the Specified Defaults, neither the Parent Borrower nor any Subsidiary is in default under, or with respect to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for the Specified Defaults, no Default has occurred and is continuing. (e) Section 3.18 of the Existing Credit Agreement is hereby deleted in its entirety and labeled “[Reserved]”. (f) Section 6.01 of the Existing Credit Agreement is hereby amended to (i) replace the period at the end of Section 6.01(z) thereof with “; and” and (ii) add the following Section 6.01(aa) thereto immediately after Section 6.01(z) thereof: (aa) Liens securing Indebtedness permitted under Section 6.02(k). (g) Section 6.02(k) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: Indebtedness outstanding under the Bridge Credit Agreement in an aggregate principal amount not to exceed $12,000,000 at any one time outstanding (plus any interest, fees, or other amounts that are capitalized into the principal under the Bridge Credit Agreement as in effect on the Seventh Amendment Effective Date) plus all other “Obligations” under the “Loan Documents” (each as defined in the Bridge Credit Agreement as in effect on the Seventh Amendment Effective Date); (h) Section 7.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: Cross-Default. (i) The Parent Borrower or any of its Subsidiaries (A) fails (other than as a result of an administrative funds transmission problem beyond the Parent Borrower’s control which is remedied within two Business Days) to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (i) shall not apply to (x) any secured Indebtedness that becomes due as a result of the voluntary Disposition of assets securing such Indebtedness or (y) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, defeasance or redemption thereof, or any refinancing thereof, not prohibited under this Agreement; (ii) there occurs under any Swap Contract an Early Termination Date (as

LEGAL_US_E # 180614206.5 4 defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Parent Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Parent Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) the occurrence and continuance of an Event of Default under and as defined in the Bridge Credit Agreement; (i) A new Section 9.23 shall be added to the Existing Credit Agreement to read as follows: SECTION 9.23. Second Lien Security Interest in Specified Inventory Collateral. Effective as of the occurrence of the Closing Date under (and as defined in) the Bridge Credit Agreement and the effectiveness of the filing of the UCC financing statement in favor of the Collateral Agent under (and as defined in) the Bridge Credit Agreement covering the Specified Inventory Collateral at the office of the Secretary of State of the State of Delaware, as security for the payment and performance in full of the Obligations, Tupperware U.S., Inc., a Delaware corporation, in its capacity as a “Grantor” under the Master Collateral Agreement, hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under the Specified Inventory Collateral now owned or at any time hereafter acquired by it or in, to or under which it now has or at any time hereafter may acquire any right, title or interest, which security interest shall be junior and subordinate in all respects to all Liens on the Specified Inventory Collateral securing or purporting to secure the Obligations under (and as defined in) the Bridge Credit Agreement, notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens on the Specified Inventory Colalteral and notwithstanding any provision of the UCC, or any applicable law or the Loan Documents or any other circumstance whatsoever. The amendments to the Existing Credit Agreement are limited to the extent specifically set forth in this Section 1 and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby. SECTION 2. Amendments to Existing Forbearance Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Forbearance Agreement is amended as follows: (a) the definition of “Forbearance Termination Event” in Section 1 of the Existing Forbearance Agreement is hereby amended by replacing “August 15, 2024 at 11:59 p.m. Eastern time” in such definition with “11:59 p.m. Eastern time on the Maturity Date (as defined in the Bridge Credit Agreement)”; (b) Sections 4(e), 4(f), and 4(i) of the Existing Forbearance Agreement are hereby deleted in their respective entireties; and (c) Schedule A to the Existing Forbearance Agreement is hereby amended as follows:

LEGAL_US_E # 180614206.5 5 (i) the reference to “September 30, 2023 and March 31, 2024” in Item 10. in Schedule A to the Existing Forbearance Agreement is hereby replaced with “September 30, 2023, March 31, 2024, and June 30, 2024”; and (ii) the reference to “with respect to the fiscal quarter ending on or about March 31, 2024” in Item 12. in Schedule A to the Existing Forbearance Agreement is hereby replaced with “with respect to the fiscal quarters ending on or about March 31, 2024 and June 30, 2024”. The amendments to the Existing Forbearance Agreement are limited to the extent specifically set forth in this Section 2, and no other terms, covenants or provisions of the Existing Forbearance Agreement are intended to be affected hereby. For the avoidance of doubt, nothing in this Amendment shall be deemed a waiver of any Defaults or Events of Default, including any Specified Defaults under, and as defined in, the Existing Forbearance Agreement. For the avoidance of doubt, each Consenting Lender hereby agrees that: (a) subject to the terms and conditions set forth in the Forbearance Agreement, it shall, during the Forbearance Period (as defined in the Forbearance Agreement), forbear from exercising its rights and remedies and from directing the Administrative Agent to exercise any of the rights and remedies available to the Administrative Agent and the Lenders, in each case, arising under the Loan Documents and applicable law, but only to the extent that such rights and remedies arise exclusively as a result of the existence of the Specified Defaults (as defined in the Forbearance Agreement), and (b) the terms and conditions set forth in the Forbearance Agreement are hereby incorporated herein by reference, mutatis mutandis. SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived by the Required Lenders (such date, the “Effective Date”): (a) Executed Amendment Documents. The Loan Parties and the Consenting Lenders shall have received the following: (i) this Amendment, duly authorized, executed and delivered by the Loan Parties and the Consenting Lenders; (ii) a copy of the Bridge Credit Agreement, which shall be in form and substance reasonably acceptable to the Required Lenders; and (iii) an officer’s certificate executed by a Responsible Officer of the Parent Borrower certifying that the representations and warranties set forth in Sections 3(b) and (c) hereof are true and correct. (b) No Default or Event of Default. No Default or Event of Default other than the Specified Defaults (as defined in the Forbearance Agreement) shall exist on the Effective Date immediately after giving effect to this Amendment. (c) Representations and Warranties. The representations and warranties of each Loan Party contained in Section 6 of this Amendment shall be true and correct as of the Effective Date. (d) Fees and Expenses. The Parent Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Consenting Lenders that are required to be paid or reimbursed by the Parent Borrower pursuant to the terms of the Loan Documents, including,

LEGAL_US_E # 180614206.5 6 without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of Paul Hastings LLP, as counsel to certain of the Consenting Lenders; provided that invoices therefor have been presented to the Parent Borrower on or prior to the Effective Date. SECTION 4. Acknowledgement and Confirmation. Each Loan Party hereby (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), except to the extent expressly set forth herein, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (c) confirms and reaffirms that, except to the extent expressly set forth herein, each of the security interests and liens created and granted in or pursuant to the Loan Documents for the benefit of the Administrative Agent and the other Secured Parties is valid and subsisting (and acknowledges and agrees that, except to the extent expressly set forth herein, (i) this Amendment shall in no manner impair or otherwise adversely affect such security interests and liens and (ii) such liens and security interests shall continue to secure the obligations under the Loan Documents, as amended pursuant to this Amendment) and (d) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed. SECTION 5. Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof. SECTION 6. Representations and Warranties. To induce the Consenting Lenders to enter into this Amendment, each Loan Party represents and warrants to the Consenting Lenders on and as of the Effective Date that, in each case: (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document will be true and correct in all material respects (other than in respect of representations and warranties (i) that are inaccurate solely as a result of the existence of the Specified Defaults (as defined in the Forbearance Agreement), or (ii) that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) on and as of the Effective Date immediately after giving effect to this Amendment, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty will be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) as of such earlier date; (b) no Default or Event of Default other than the Specified Defaults (as defined in the Forbearance Agreement) will exist immediately after giving effect to this Amendment; (c) it has the right, power and authority and has taken all necessary corporate and other action to authorize its execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and (d) this Amendment and each other document executed by a Loan Party in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency,

LEGAL_US_E # 180614206.5 7 reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 7. Post-Closing Obligations. Within five (5) Business Days following the Effective Date (or such later date as the Required Lenders may approve in their discretion), the Consenting Lenders shall have received a duly completed Perfection Certificate, executed and delivered by the Parent Borrower. SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document and subject to the terms and conditions of the Credit Agreement. (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, other than as specifically set forth herein. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations, in each case, as amended by this Amendment, except to the extent expressly set forth herein. SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 11. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement. SECTION 12. Release. For good and valuable consideration, the sufficiency of which is hereby acknowledged, each Loan Party hereby voluntarily and knowingly releases and forever discharges each Consenting Lender and each Related Party of any Consenting Lender (each, a “Lender Party Released Person”) from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating at any time on or before the Effective Date, that in any way relate to or arise from this Amendment, the Credit Agreement, any other Loan Document, any extension of credit thereunder or any transactions contemplated hereunder or thereunder, which such Loan Party may have against any Lender Party Released Person and irrespective of whether or not any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including the exercise of any

LEGAL_US_E # 180614206.5 8 rights and remedies under this Amendment, the Credit Agreement or any other Loan Document, or the negotiation, execution or implementation of this Amendment, the Credit Agreement or any other Loan Document. This paragraph shall survive the termination of each Loan Document and the repayment, satisfaction or discharge of the Loans and other Obligations. SECTION 13. Release of Specified Inventory Collateral. The Parent Borrower has requested a release of the Liens and security interests created by the Security Documents in the Specified Inventory Collateral, which constitutes less than all or substantially all of the Collateral under Existing Credit Agreement. Subject to the occurrence of the Effective Date, in accordance with Section 9.17(c) and Section 9.02 of the Credit Agreement, the Consenting Lenders, constituting Required Lenders, hereby consent to the release of the Liens and security interests created by the Security Documents on the Specified Inventory Collateral. In accordance with Section 9.17(c) of the Credit Agreement, upon the Effective Date, the Liens and security interests created by the Security Documents shall be automatically released. SECTION 14. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. [The remainder of this page is intentionally left blank.]

Tupperware Brands Corporation Seventh Amendment to Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. BORROWERS: TUPPERWARE BRANDS CORPORATION By: /s/ Karen M. Sheehan Name: Karen M. Sheehan Title: Executive Vice President, Chief Legal Officer & Secretary TUPPERWARE PRODUCTS AG By: /s/ Steven Ramos Name: Steven Ramos Title: President of the Board of Directors By: /s/ Gerry McEvoy Name: Gerry McEvoy Title: Member of the Board of Directors SUBSIDIARY GUARANTORS: DART INDUSTRIES INC. DEERFIELD LAND CORPORATION PREMIERE PRODUCTS, INC. TUPPERWARE INTERNATIONAL HOLDINGS CORPORATION TUPPERWARE PRODUCTS, INC. TUPPERWARE U.S., INC. TUPPERWARE HOME PARTIES LLC By: /s/ Karen M. Sheehan Name: Karen M. Sheehan Title: Vice President & Secretary

Tupperware Brands Corporation Seventh Amendment to Credit Agreement Signature Page TUPPERWARE BRANDS LATIN AMERICA HOLDINGS, L.L.C. By: /s/ Camille Thiland Name: Camille Thiland Title: Managing Director A By: /s/ Carol Ho Name: Carol Ho Title: Managing Director B Represented by Camille Thiland, by virtue of a PoA

Tupperware Brands Corporation Seventh Amendment to Credit Agreement Signature Page [Lender Signature Pages on file with Administrative Agent]